REGULATORY MATTERS	12 Months Ended
Dec. 31, 2016
Banking and Thrift [Abstract]
REGULATORY MATTERS

NOTE L - REGULATORY MATTERS

The Company is organized under the North Carolina Business Corporation Act, which prohibits the payment of a dividend if, after giving in effect, we would not be able to pay our debts as they become due in the usual course of business or our total assets would be less than the sum of our total liabilities plus the amount that would be needed, if we were to be dissolved, to satisfy the preferential rights of any preferred stockholders. In addition, because the Company is a bank holding company, the Federal Reserve may impose restrictions on our ability to pay cash dividends.

The Bank, as a North Carolina banking corporation, may pay cash dividends only if the distribution will not reduce the Company’s capital below applicable capital requirements. However, regulatory authorities may limit payment of dividends by any bank when it is determined that such limitation is in the public interest and is necessary to ensure the bank’s financial soundness.

The Company and Bank are subject to various regulatory capital requirements administered by federal and state banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory - and possibly additional, discretionary - actions by regulators that, if undertaken, could have a direct material effect on the Company’s financial statements. Based on the most recent notification from its regulators, the Bank is well capitalized under the framework for prompt corrective action. There are no conditions or events since that notification that management believes have changed the Bank’s category. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank’s assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank’s capital amounts and classifications are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios, as prescribed by regulations, of total common equity Tier I and Tier I capital to risk-weighted assets and of Tier 1 capital to average assets.

Management believes, as of December 31, 2016 that the Company and the Bank meet all capital adequacy requirements to which they are subject.

The Bank’s capital amounts and ratios are presented in the following table at December 31, 2016 and 2015:

	Actual		Minimum required for capital adequacy purposes		Required in Order to Be Well Capitalized Under PCA
Dollars in thousands	Amount	Ratio	Amount	Ratio	Amount	Ratio
December 31, 2016
Common equity tier 1 capital to risk weighted assets	$36,636	11.40%	$14,458	4.50%	$20,884	6.50%
Total capital to risk weighted assets	40,045	12.46%	25,703	8.00%	32,128	10.00%
Tier 1 capital to risk weighted assets	36,636	11.40%	19,277	6.00%	25,703	8.00%
Tier 1 capital to average assets	36,636	9.64%	15,201	4.00%	19,002	5.00%

December 31, 2015
Common equity tier 1 capital to risk weighted assets	$26,999	8.67%	$14,018	4.50%	$20,248	6.50%
Total capital to risk weighted assets	32,086	10.30%	24,920	8.00%	31,150	10.00%
Tier 1 capital to risk weighted assets	28,344	9.10%	18,690	6.00%	24,920	8.00%
Tier 1 capital to average assets	28,344	8.48%	13,364	4.00%	16,706	5.00%